UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2014

INTERACTIVE BROKERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830
(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Adoption of Rule 10b5-1 Trading Plan

Item 8.01 Other Events.

In connection with the November 12, 2013 takedown, by a Rule 424(b)(5) prospectus of Interactive Brokers Group, Inc. (the “Company”),  of 4,683,415 shares of the  Company’s common stock from its shelf Registration Statement on Form S-3 (Registration Statement No. 333-192275) (the “Registration Statement”) filed on the same date, the revised legal opinion letter of Dechert LLP, counsel to the Company, regarding the validity of the Shares is filed as Exhibit 5.2 to this Current Report on Form 8-K. The legal opinion letter is also hereby incorporated by reference into the Registration Statement, as Exhibit 5.2 thereto.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

5.2           Opinion of Dechert LLP (*)

(*) Filed herewith.

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2014

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

5.2            Opinion of Dechert LLP.